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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 16, 2003


                         DEUTSCHE ALT-A SECURITIES, INC.
                         -------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                  333-100676                   35-2184183
(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)

      60 Wall Street
       New York, NY                                                10005
       ------------                                                -----
    (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010







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                                       -2-


Item 5.  Other Events.
         ------------

Description of the Mortgage Pool

                  On August 28, 2003, the Registrant caused the issuance and sale of approximately $246,636,830 initial principal amount of Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2003-1 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of August 1, 2003, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and HSBC Bank USA, as trustee.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                        (a) Not applicable

                        (b) Not applicable

                        (c) Exhibits:

                        1. Pooling and Servicing Agreement, dated as of August 1, 2003 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, and HSBC Bank USA, as trrustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 9, 2003


                                      DEUTSCHE ALT-A SECURITIES, INC.


                                      By: /s/ Steve Katz
                                          ---------------------------
                                      Name:   Steve Katz
                                      Title:  Vice President


                                      By: /s/ Eric Londa
                                          --------------------------
                                      Name:   Eric Londa
                                      Title:  Vice President

                                  EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  4                              Pooling and Servicing             5
                                                                  Agreement, dated as of August
                                                                  1, 2003 among Deutsche Alt-A
                                                                  Securities, Inc. as
                                                                  depositor, Wells Fargo Bank
                                                                  Minnesota, National
                                                                  Association as master
                                                                  servicer and securities
                                                                  administrator and HSBC Bank
                                                                  USA as trustee..

                                           EXHIBIT 1